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                                                                    EXHIBIT 99.3


                                     CONSENT


         Consent dated as of June 7, 2004 this "Consent") among Carrizo Oil & Gas, Inc., a Texas corporation (the "Borrower"), CCBM, Inc., a Delaware corporation (the "Guarantor") and Hibernia National Bank (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantor and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of December 17, 2002 as amended by First Amendment thereto dated June 13, 2003 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower and the initial investors thereunder have heretofore entered into that certain Securities Purchase Agreement dated as of December 15, 1999 (the "Securities Purchase Agreement");

         WHEREAS, the Borrower and the investors party thereto have agreed to amend the Securities Purchase Agreement pursuant to that certain First Amendment to Securities Purchase Agreement, a copy of which is attached hereto as Exhibit A (the "First Amendment"); and

         WHEREAS, pursuant to the terms hereof the Lender has consented to the execution, delivery and performance of the First Amendment;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Consent. Lender hereby consents to the execution, delivery and performance of the First Amendment, including without limitation: (i) the election of the Borrower to defer interest payments pursuant to the terms thereof, (ii) the extension of the "Final Maturity Date" (as defined therein), (iii) the formation of any "Special Purpose Subsidiary" (as defined therein) as a non-guarantor of the Credit Agreement and the contribution of assets thereto (which assets shall not be Collateral), and
      (iv) the incurrence of "Project Finance Debt" (as defined therein) but subject to the limitation contained in Section 13.5(c) of the Credit Agreement, and Liens securing such Project Finance Debt, all pursuant to the terms and conditions of the Securities Purchase Agreement as amended by the First Amendment.

         2. Miscellaneous. Except as expressly set forth herein, the Credit Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed (i) to be a waiver, amendment, modification or other

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      change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), (ii) to be a consent to any transaction, or (iii) to entitle the Borrower to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment modification or other change), or to a consent, in the future in similar or different circumstances. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Consent may refer to the Credit Agreement without making specific reference to this Consent but nevertheless all such references shall be deemed to include this Consent unless the context otherwise requires. This Consent shall be governed by and construed in accordance with the laws of the State of Louisiana.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWER:

                                   CARRIZO OIL & GAS, INC.
                                   A TEXAS CORPORATION

                                   By:  /s/ Paul F. Boling
                                        ----------------------------------------
                                          Name:  Paul F. Boling
                                          Title: Vice President and Chief
                                                 Financial Officer


                                   GUARANTOR:

                                   CCBM, INC.
                                   A DELAWARE CORPORATION

                                   By:  /s/ Paul F. Boling
                                        ----------------------------------------
                                          Name:  Paul F. Boling
                                          Title: Vice President and Chief
                                                 Financial Officer


                                   LENDER:

                                   HIBERNIA NATIONAL BANK

                                   By:  /s/ David Reid
                                        ----------------------------------------
                                          Name:  David Reid
                                          Title: Senior Vice President